Roughneck Supplies, Inc. 5254 Green St. Suite #10, Halifax, Nova Scotia, Canada B3H 1N7 1-800-471-6889

DISTRIBUTION AGREEMENT

June 21, 2007

THIS DISTRIBUTION AGREEMENT is acknowledged and agreed between  BELL INDUSTRIES ("the SUPPLIER") and ROUGHNECK SUPPLIES, INC. ("the DISTRIBUTOR").

The two parties are hereinafter referred to as the "Parties".

WHEREAS, the SUPPLIER desires to sell its products and DISTRIBUTOR wishes to market and sell certain products sold by the SUPPLIER through the DISTRIBUTOR’s physical and on-line catalogues and 1-800 number;

NOW, the Parties:

Acknowledge and agree that:

(1) DISTRIBUTOR will market certain products of the SUPPLIER through the DISTRIBUTOR’s web-site and through various other forms of advertising, including use of a physical catalogue, and DISTRIBUTOR would accept orders from customers through it's 1-800 number and it's internet web-site and provide the SUPPLIER with certain packaging and shipping materials, and provide the SUPPLIER with access to an overnight shipping account number.

(2) The SUPPLIER will supply the DISTRIBUTOR with certain products at prices to be agreed in a separate agreement (the “Products Agreement”), and as determined month to month, or year to year as the case may be, by the SUPPLIER and the DISTRIBUTOR.

(3) The SUPPLIER will take necessary steps to have products ordered by the DISTRIBUTOR delivered in quantities specified by DISTRIBUTOR, to addresses (within the United States and Canada, and outside the United States and Canada where reasonably possible) provided by DISTRIBUTOR, in the DISTRIBUTOR’S packaging as provided by DISTRIBUTOR.

(4) A separate Products Agreement will be entered from time to time, as agreed by the parties, and will specify the products available to the DISTRIBUTOR (subject to inventory limits) and the price per unit for such products to the DISTRIBUTOR. Prices may vary by the volume of units ordered;

This Agreement is revocable upon 30 days written notice by either party.

Bell Industries “SUPPLIER”	Signature	/s/ Jim Sutton
	Name/title	Jim Sutton, President

Roughneck Supplies, Inc. “REDISTRIBUTOR"	Signature	/s/ Travis McPhee
	Name/title	Travis McPhee, President